CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Oct. 31, 2014	Jan. 31, 2014	Jan. 31, 2013
Debt Instrument, Unamortized Discount	$ 40,479	$ 34,584	$ 34,584
Common Stock, Par Value Per Share	$ 0.00001	$ 0.00001	$ 0.00001
Common Stock, Shares Authorized	1,250,000,000	1,250,000,000	1,250,000,000
Common Stock, Shares, Issued	902,308,486	830,236,231	740,710,265
Common Stock, Shares, Outstanding	902,308,486	830,236,231	740,710,265